                          Prospectus dated May 1, 2006
                                for interests in
                               Separate Account V

                       Interests are made available under


                                    FLEX-V2

          a scheduled premium variable life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides fixed account options with fixed rates of return declared by JHVLICO
                     and the following investment accounts:

Small Cap Growth
Mid Cap Stock
International Equity Index B
Overseas Equity
Capital Appreciation
Blue Chip Growth
Real Estate Securities
Mid Value

Growth & Income
500 Index B
Equity-Income
Managed
High Yield
Global Bond
Bond Index B
Active Bond

Short-Term Bond
Money Market B
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate

                            * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:



   o The first section is called "Summary of Benefits and Risks." It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   o Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.



   o Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.



   o Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.


Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements in conjunction with the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds", the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS





                                                              Page No.
                                                             ---------
SUMMARY OF BENEFITS AND RISKS .........................        4
The nature of the policy ..............................        4
Summary of policy benefits ............................        4
   Death benefit ......................................        4
   Surrender of the policy ............................        4
   Partial withdrawals ................................        4
   Policy loans .......................................        5
   Optional benefit riders ............................        5
   Investment options .................................        5
Summary of policy risks ...............................        5
   Lapse risk .........................................        5
   Premium recalculation risk .........................        5
   Investment risk ....................................        5
   Access to funds risk ...............................        5
   Transfer risk ......................................        6
   Market timing risk .................................        6
   Tax risks ..........................................        6
FEE TABLES ............................................        7
DETAILED INFORMATION ..................................      12
Table of Investment Options and Investment
   Subadvisers ........................................      12
Description of JHVLICO ................................      15
Description of John Hancock Variable Life
   Account V ..........................................      16
The fixed investment option ...........................      16
Premiums ..............................................      16
   Premium payments ...................................      16
   Maximum premium payments ...........................      16
   Required premiums ..................................      17
   Excess Value and its components ....................      17
   How we calculate Basic Account Value ...............      17
Lapse .................................................      17
   Lapse ..............................................      17
   Options on lapse ...................................      17
   Reinstatement ......................................      18
   Amount of required premiums ........................      18
   Premium recalculation ..............................      18
   Ways to pay premiums ...............................      19
   Processing premium payments ........................      19
The death benefit .....................................      20
   Limitations on payment of death benefit ............      20
   The minimum insurance amount .......................      20
   Change of Sum Insured ..............................      21
   Change of death benefit option .....................      21
   Partial surrenders .................................      21
   Effective date of certain policy transactions ......      21
   Tax consequences of coverage changes ...............      21
   Your beneficiary ...................................      21
   Ways in which we pay out policy proceeds ...........      21
   Changing a payment option ..........................      22
   Tax impact of payment option chosen ................      22
The account value .....................................      22
   Commencement of investment performance .............      22
   Allocation of future premium payments ..............      22
   Transfers of existing account value ................      23
   Limitation on number of investment options .........      23
Surrender and partial withdrawals .....................      23
   Full surrender .....................................      23


                                                              Page No.
                                                             ---------
   Partial withdrawal .................................      24
Policy loans ..........................................      24
   Repayment of policy loans ..........................      24
   Effects of policy loans ............................      24
Description of charges at the policy level ............      25
   Deductions from premium payments ...................      25
   Deductions from account value ......................      25
   Additional information about how certain policy
      charges work ....................................      26
   Sales expenses and related charges .................      26
   Effect of premium payment pattern ..................      27
   Method of deduction ................................      27
   Reduced charges for eligible classes ...............      27
   Other charges we could impose in the future ........      27
Description of charges at the fund level ..............      27
Other policy benefits, rights and limitations .........      28
   Optional benefit riders you can add ................      28
   Variations in policy terms .........................      28
   Procedures for issuance of a policy ................      28
   Commencement of insurance coverage .................      29
   Backdating .........................................      29
   Temporary coverage prior to policy delivery ........      29
   Monthly deduction dates ............................      29
   Changes that we can make as to your policy .........      29
   The owner of the policy ............................      30
   Policy cancellation right ..........................      30
   Reports that you will receive ......................      30
   Assigning your policy ..............................      30
   When we pay policy proceeds ........................      31
   General ............................................      31
   Delay to challenge coverage ........................      31
   Delay for check clearance ..........................      31
   Delay of separate account proceeds .................      31
   Delay of general account surrender proceeds ........      31
   How do you communicate with us? ....................      31
   General rules ......................................      31
   Telephone and facsimile transactions ...............      32
Distribution of policies ..............................      32
   Standard compensation ..............................      33
   Additional compensation and revenue sharing ........      33
   Differential compensation ..........................      33
Tax considerations ....................................      33
   General ............................................      34
   Policy death benefit proceeds ......................      34
   Other policy distributions .........................      34
   Policy loans .......................................      35
   Diversification rules and ownership of the
      Account .........................................      35
   7-pay premium limit and modified endowment
      contract status .................................      35
   Corporate and H.R. 10 retirement plans .............      36
   Withholding ........................................      36
   Life insurance purchases by residents of Puerto
      Rico ............................................      36
   Life insurance purchases by non-resident aliens.....      36
Financial statements reference ........................      36
Registration statement filed with the SEC .............      37
Independent registered public accounting firm .........      37

                         SUMMARY OF BENEFITS AND RISKS


The nature of the policy

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments." We require that your first premium at least equal your first "Required Premium" (discussed below). Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy. Your can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.

     If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy.


Summary of policy benefits


Death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your "Guaranteed Death Benefit". In the policy, this may also be referred to as the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

   o Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   o Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy's Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

   o Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).


Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     o the amount you invested,

     o plus or minus the investment experience of the investment options you've chosen,

     o minus all charges we deduct, and

     o minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under "Policy loans."


Partial withdrawals

     Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, once in each policy year after the first policy year (see "Excess Value and its components"). Each partial withdrawal must be at least

$1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.


Policy loans

     You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.


Optional benefit riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.


Investment options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.


Summary of policy risks


Lapse risk

     If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a "grace period" of at least 31 days after we mail the notice to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.


Premium recalculation risk

     If you do not request a premium recalculation (as described under "Premium recalculation") prior to the policy anniversary nearest the insured person's 69th birthday (or, if later, the ninth policy anniversary), then we will automatically perform the recalculation at the next policy anniversary. The recalculated base policy premium may be higher than the previous base policy premium.


Investment risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.


Access to funds risk

     There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 13 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is usually $20. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined under "Your Investment Options".


Transfer risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.


Market timing risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing account value") and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.


Tax risks

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES
     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy or withdraw account value.


                                     Transaction Fees
               Charge                                  When Charge is Deducted
 Maximum premium sales charge             Upon payment of premium
 Premium tax charge                       Upon payment of premium
 DAC tax charge                           Upon payment of premium
 Administrative surrender charge          Upon lapse or surrender within first 9 policy
                                          years
 Maximum contingent deferred sales        Upon surrender of the policy within the period
 charge (CDSC)                            stated

                                          Upon decrease in Sum Insured
 Maximum premium recalculation            Upon premium recalculation(4)
 charge
 Extra mortality risk charge(5)           Upon payment of premium
 Maximum partial withdrawal charge        Upon making a partial withdrawal



               Charge                                 Amount Deducted
 Maximum premium sales charge             5% of premium paid in any policy
                                          year(1)
 Premium tax charge                       2.35% of each premium paid
 DAC tax charge                           1.25% of each premium paid
 Administrative surrender charge          $5 per $1,000 of Guaranteed Death
                                          Benefit in policy years 1-6(2)
 Maximum contingent deferred sales        15% of base policy premiums due for
 charge (CDSC)                            surrenders in policy years 1- 6(3)

                                          Pro rata portion of applicable CDSC
 Maximum premium recalculation            3% of amount of Excess Value at the
 charge                                   time of premium recalculation
                                          (currently 1.5%)
 Extra mortality risk charge(5)           Up to $105.14 per $1,000 of current
                                          Sum Insured
 Maximum partial withdrawal charge        $20


(1) The current charge applies only in policy years 1-10 and is only 3.5% for policies with face amounts equal to or great than $250,000.

(2) The administrative surrender charge decreases in later policy years as follows: for policy years 7 and 8, it is $4 per $1,000 of Guaranteed Death Benefit; and for policy year 9, it is $3 per $1,000 of Guaranteed Death Benefit.

(3) The CDSC percentage decreases in later policy years as follows: for policy year 7, it is 12.85%; for policy year 8, it is 10%; for policy year 9, it is 7.77%; for policy year 10, it is 6%; for policy year 11, it is 4.55%; for policy year 12, it is 2.92%; for policy 13, it is 1.54%; and for policy years 14 and later, it is 0%.

(4) This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the later of (i) the policy anniversary nearest the insured person's 69th birthday, or (ii) the ninth policy anniversary.

(5) This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and a portion of the rider charges, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.


       Periodic Charges Other Than Fund Operating Expenses
                                              When Charge is
              Charge                             Deducted
 Insurance charge:(1)
  Minimum charge                        Monthly
  Maximum charge                        Monthly
  Charge for representative             Monthly
  insured person
 Issue charge                           Monthly in first policy
                                        year only
 Maintenance charge                     Monthly
 Guaranteed death benefit charge        Monthly
 M&E charge(2)                          Daily from separate
                                        account assets
 Maximum policy loan interest           Accrues daily Payable
 rate(3)                                annually



                                                                       Amount Deducted
              Charge                               Guaranteed Rate                            Current Rate
 Insurance charge:(1)
  Minimum charge                        $0.06 per $1,000 of AAR                   $0.04 per $1,000 of AAR
  Maximum charge                        $165.34 per $1,000 of AAR                 $41.60 per $1,000 of AAR
  Charge for representative             $0.10 per $1,000 of AAR                   $0.14 per $1,000 of AAR
  insured person
 Issue charge                           $ 20                                      $ 20
 Maintenance charge                     $  8                                      $  8
 Guaranteed death benefit charge        3(cent) per $1,000 of Guaranteed          1(cent) per $1,000 of Guaranteed
                                        Death Benefit                             Death Benefit
 M&E charge(2)                          .002% of assets                           .002% of assets
 Maximum policy loan interest           5.0%                                      5.0%
 rate(3)


(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The "minimum" rate shown in the table at the current rate is the rate in the twelfth policy year for a $1,000,000 policy issued to cover a 0 year old female preferred non-tobacco underwriting risk. The "maximum" rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2) This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option.The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .60%, respectively.

(3) 5.0% is the effective annual interest rate we charge. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0% during policy years 1-20 and 4.50% thereafter. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                          Rider Charges
                                                   When Charge is
                   Charge                             Deducted
 Insured or Spouse YRT Rider:(1)
  Minimum Charge                                  Monthly
  Maximum Charge                                  Monthly
  Charge for representative insured person        Monthly
 Children's Insurance Benefit Rider               Monthly
 Accidental Death Benefit Rider(2)
  Maximum Charge                                  Monthly
  Maximum Charge                                  Monthly
  Charge for representative insured person        Monthly
 Disability Payment of Premium Rider:(3)
  Minimum Charge                                  Monthly
  Maximum Charge                                  Monthly
  Charge for representative insured person        Monthly
 Applicant Payment of Premium Rider:(4)
  Minimum Charge                                  Monthly
  Maximum Charge                                  Monthly
  Charge for representative insured person        Monthly



                   Charge                                                    Amount Deducted
 Insured or Spouse YRT Rider:(1)
  Minimum Charge                                  $0.08 per $1,000 of YRT death benefit
  Maximum Charge                                  $83.33 per $1,000 of YRT death benefit
  Charge for representative insured person        $0.20 per $1,000 of YRT death benefit
 Children's Insurance Benefit Rider               $0.50 per $1,000 Rider Sum Insured
 Accidental Death Benefit Rider(2)
  Maximum Charge                                  $0.75 per $1,000 of accidental death benefit
  Maximum Charge                                  $1.71 per $1,000 of accidental death benefit
  Charge for representative insured person        $0.78 per $1,000 of accidental death benefit
 Disability Payment of Premium Rider:(3)
  Minimum Charge                                  4.38% of Required Premium for base policy (including ratings)
  Maximum Charge                                  15.16% of Required Premium for base policy (including ratings)
  Charge for representative insured person        4.56% of Required Premium for base policy (including ratings)
 Applicant Payment of Premium Rider:(4)
  Minimum Charge                                  0.003 times Required Premium for base policy and all other riders
  Maximum Charge                                  0.04 times Required Premium for base policy and all other riders
  Charge for representative insured person        0.004 times Required Premium for base policy and all other riders


(1) "YRT" stands for "Yearly Renewable Term". The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rate varies widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The "minimum" rate shown in the table is the rate for a rider with $1,000,000 of coverage issued to cover a 0 year old female preferred underwriting risk. The "maximum" rate shown in the table is the rate for a rider with $100,000 of coverage issued to cover a 99 year old male standard tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $445.61 per $1,000 of YRT death benefit.

(2) The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 20 year old male tobacco underwriting risk. The "maximum" rate shown in the table is for an 85 year old female preferred non- tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

(3) The charge for this rider is determined by multiplying the total Required Premium for the base policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The "minimum" rate shown in the table is for a 17 year old insured person with a standard rider rating. The "maximum" rate shown in the table is for a 36 year old insured person with the maximum substandard rider rating. The "representative insured person" referred to in the table is a 35 year old with a standard rider rating.

(4) The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The "minimum" rate shown in the table is for an 18 year old applicant and a 0 year old insured person. The "maximum" rate shown in the table is for a 50 year old applicant and a 14 year old insured person. The "representative applicant and insured person" referred to in the table are 35 and 0 years old, respectively.

     The next table describes the minimum and maximumportfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.


            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.50%          1.28%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee.The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use theportfolio as its underlying investment medium. All of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. The expense ratios shown in the table for the NAV class shares of a portfolio are estimates for the current fiscal year.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)


                                                   Management        12b-1          Other              Total
Portfolio                                             Fees            Fees        Expenses        Annual Expenses
--------------------------------------------      ------------      -------      ----------      ----------------
 Small Cap Growth ..........................      1.07%             N/A          0.06%           1.13%
 Mid Cap Stock .............................      0.84%             N/A          0.08%           0.92%
 International Equity Index BB/C/D .........      0.55%             N/A          0.04%           0.59%
 Overseas EquityB ..........................      1.05%             N/A          0.23%           1.28%
 Capital Appreciation ......................      0.81%             N/A          0.05%           0.86%
 Blue Chip Growth ..........................      0.81%A            N/A          0.07%           0.88%
 Real Estate Securities ....................      0.70%             N/A          0.06%           0.76%
 Mid Value .................................      0.98%A            N/A          0.08%           1.06%
 Growth & IncomeB ..........................      0.68%             N/A          0.08%           0.76%
 500 Index BB/C/D ..........................      0.47%             N/A          0.03%           0.50%
 Equity-Income .............................      0.81%A            N/A          0.05%           0.86%
 ManagedB ..................................      0.69%             N/A          0.06%           0.75%
 High Yield ................................      0.66%             N/A          0.07%           0.73%
 Global Bond ...............................      0.70%             N/A          0.12%           0.82%
 Bond Index BB/C/D .........................      0.47%             N/A          0.03%           0.50%
 Active BondB ..............................      0.60%             N/A          0.07%           0.67%
 Short-Term BondB ..........................      0.59%             N/A          0.09%           0.68%
 Money Market BB/C/D .......................      0.49%             N/A          0.04%           0.53%
 Lifestyle Growth ..........................      0.05%             N/A          0.89%E          0.94%
 Lifestyle Balanced ........................      0.05%             N/A          0.86%E          0.91%
 Lifestyle Moderate ........................      0.05%             N/A          0.81%E          0.86%


AThe Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth, Mid Value and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund and Equity-Income Fund (collectively, the "T. Rowe Portfolios").

The percentage fee reduction is as follows:



Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Over $750 million...............                         5.0%


Effective November 1, 2006, the percentage reduction will be as follows:



Combined Average Daily Net                               Fee Reduction
Assets of the T. Rowe Portfolios            (as a percentage of the Management Fee)
-------------------------------------      ----------------------------------------
  First $750 million.................                        0.00%
  Next $750 million..................                         5.0%
  Excess over $1.5 billion...........                         7.5%


This voluntary fee waiver may be terminated at any time by the Adviser.

BCommenced operations April 29, 2005.

CBased on estimates for the current fiscal year.

DThe adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund`s "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund`s business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Variable Life Insurance Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

EEach of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust (the "Underlying Portfolios"). The annual expenses ratios for the Underlying Portfolios range from 0.34% to 1.35%.

                              DETAILED INFORMATION
     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.


Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust is a so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:



 Portfolio                Portfolio Manager                      Investment Description
===================      =================================      =============================================================
 Small Cap Growth        Wellington Management Company,         Seeks long-term capital appreciation by investing, under
                         LLP                                    normal market conditions, primarily in small-cap
                                                                companies that are believed to offer above average potential for growth in revenues and earnings.
 Mid Cap Stock            Wellington Management Company,         Seeks long-term growth of capital by investing primarily in
                         LLP                                    equity securities of mid-size companies with significant
                                                                capital appreciation potential.

 Portfolio                            Portfolio Manager
===============================      =================================
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 Capital Appreciation                Jennison Associates LLC
 Blue Chip Growth                     T. Rowe Price Associates, Inc.
 Real Estate Securities              Deutsche Asset Management Inc.
 Mid Value                            T. Rowe Price Associates, Inc.
 Growth & Income                     Independence Investment LLC
 500 Index B                          MFC Global Investment
                                     Management (U.S.A.) Limited
 Equity-Income                       T. Rowe Price Associates, Inc.



 Portfolio                            Investment Description
===============================      ================================================================
 International Equity Index B        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*.
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securites of companies outside the U.S. in a diversified mix of large established and medium-sized foreign companies
                                     located primarily in developed countries and, to a lesser
                                     extent, in emerging markets.
 Capital Appreciation                Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                     subadviser believes have above-average growth prospects.
                                     These companies are generally medium-to-large
                                     capitalization companies.
 Blue Chip Growth                     Seeks to achieve long-term growth of capital (current
                                     income is a secondary objective) by investing, under
                                     normal market conditions, at least 80% of the portfolio's
                                     total assets in the common stocks of large and medium-
                                     sized blue chip growth companies. Many of the stocks in
                                     the portfolio are expected to pay dividends.
 Real Estate Securities              Seeks to achieve a combination of long-term capital
                                     appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                     companies.
 Mid Value                            Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that believed to
                                     be undervalued by various measures and offer good
                                     prospects for capital appreciation.
 Growth & Income                     Seeks income and long-term capital appreciation by
                                     investing, under normal market conditions, primarily in a
                                     diversified mix of common stocks of large U.S. companies.
 500 Index B                          Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index investing, under normal
                                     market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                                     stocks that are included in the S&P 500 Index* and (b)
                                     securities (which may or may not be included in the S&P
                                     500 index) that MFC Global (U.S.A.) believes as a group
                                     will behave in a manner similar to the index.
 Equity-Income                       Seeks to provide substantial dividend income and also long-
                                     term capital appreciation by investing primarily in
                                     dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                     dividends and capital appreciation.

 Portfolio                  Portfolio Manager
=====================      ==================================
 Managed                   Independence Investmetn LLC
                           Capital Guardian Trust Company
                           Declaration Management &
                           Research LLC
 High Yield                 Salomon Brothers Asset
                           Management Inc.
 Global Bond               Pacific Investment Management
                           Company
 Bond Index B               Declaration Management &
                           Research
 Active Bond               Declaration Management &
                           Research LLC
                           Sovereign Asset Management, LLC,
                           LLC
 Short Term Bond            Declaration Management &
                           Research LLC
 Money Market B            MFC Global Investment
                           Management (U.S.A.) Limited
 Lifestyle Growth           MFC Global Investment
                           Management (U.S.A.) Limited
                           Deutsche Asset Management Inc.
 Lifestyle Balanced        MFC Global Investment
                           Management (U.S.A.) Limited
                           Deutsche Asset Management Inc.
 Lifestyle Moderate         MFC Global Investment
                           Management (U.S.A.) Limited
                           Deutsche Asset Management Inc.



 Portfolio                  Investment Description
=====================      ===============================================================
 Managed                   Seeks the balanced accomplishment of (a) conservation of
                           principal and (b) long-term growth of capital and income
                           by investing the portfolio's assets in both equity and fixed-
                           income securities. The subadviser has full discretion to
                           determine the allocation between equity and fixed income
                           securities.
 High Yield                 Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities,
                           including corporate bonds and other fixed-income
                           securities.
 Global Bond               Seeks to realize maximum total return, consistent with
                           preservation of capital and prudent investment
                           management, by investing the portfolio's assets primarily in fixed income securities denominated in major foreign
                           currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.
 Bond Index B               Seeks to track the performance of the Lehman Brother
                           Aggregate Index** (which represents the U.S. investment
                           grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Index.
 Active Bond               Seeks income and capital appreciation by investing at least
                           80% of its assets in a diversified mix of debt securities and instruments.
 Short Term Bond            Seeks income and capital appreciation by investing at least
                           80% of its assets in a diversified mix of debt securities and instruments.
 Money Market B            Seeks maximum current income consistent with
                           preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397
                           days or less issued primarily by U. S. entities.
 Lifestyle Growth           Seeks to provide long-term growth of capital with
                           consideration also given to current income by investing
                           approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                           income securities and approximately 80% of its assets in
                           other portfolios of the Trust which invest primarily in
                           equity securities.
 Lifestyle Balanced        Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                           Lifestyle Trust's assets in other portfolios of the Trust
                           which invest primarily in fixed income securities and
                           approximately 60% of its assets in other portfolios of the
                           Trust which invest primarily in equity securities.
 Lifestyle Moderate         Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                           Lifestyle Trust's assets in other portfolios of the Trust
                           which invest primarily in fixed income securities and
                           approximately 40% of its assets in other portfolios of the
                           Trust which invest primarily in equity securities.

* "S&P 500 (Reg. TM)" is a trademark of The McGraw-Hill Companies, Inc. "Russell 2500 (Reg. TM) is a trademark of Frank Russell Company. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

**The Lehman Brothers Aggregate Index is a Bond Index. A Bond Index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of December 31, 2005, set out below:

     MSCI All Country World ex US Index - $419 million to $219.5 billion Russell 2500 Index - $25 million to $11.2 billion
     S&P 500 Composite Stock Price Index - $768 million to $370 billion


Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2005, John Hancock's assets were approximately $99.3 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

     We have received the following ratings from independent rating agencies:

     A++ A.M.
     Best Superior companies have a very strong ability to meet their obligations; 1st category of 16

     AA+ Fitch Ratings
     Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

     AA+ Standard & Poor's
     Very strong financial security characteristics; 2nd category of 21

     Aa2 Moody's
     Excellent in financial strength; 3rd category of 21

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of John Hancock Variable Life Account V

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account V (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of JHVLICO's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


The fixed investment option

     Our obligations under the policy's fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 ("1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment options may, however, be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.


Premiums


Premium payments

     We call the investments you make in the policy "premiums" or "premium payments". We require that your first premium at least equal your first "Required Premium" (discussed below). Except as noted below, you can make any other premium payments you wish at any time. You can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.


Maximum premium payments

     If you have chosen the Option 1 or Option 2 death benefit (see "The Death Benefit"), federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We`ll monitor your premium payments and let you know if you're about to exceed this limit. (See "Tax Considerations").

     Also, we may refuse to accept any amount of an additional premium if:

   o that amount of premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance, or

   o that amount of premium would cause the cumulative premiums you have paid to date to exceed the cumulative scheduled premiums due to date under the policy.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Required premiums

     The Policy Specifications page of your policy will show the "Required Premium" for the policy. In the policy application, you will choose one of the following "modes" of premium payment - annual, semi-annual, quarterly or monthly. We make no additional charge for any of these choices of payment mode. You can request that we change your payment mode at any time.

     The scheduled date on which such a payment is "due" is referred to in the policy as a "modal processing date." Premiums are scheduled to be paid for the whole of the insured person's lifetime. If, on any modal processing date, the cumulative amount of all premium payments you have made does not equal or exceed the cumulative amount of all Required Premiums due through that date, your policy will enter a grace period, unless your policy has Excess Value as of that date. For purposes of determining whether enough premiums have been paid as of any modal processing date, we reduce the amount of premiums you have paid by the amount of any withdrawals you have taken from what we consider to be the "premium component" of any Excess Value in your policy (see below).


Excess Value and its components

     As of the last business day in each policy month, we compare the account value of the policy against the "Basic Account Value" (described below) to determine if any "Excess Value" exists under the policy. Excess Value is any amount of account value greater than the Basic Account Value. If you wish to know the amount of Excess Value at any time, just contact our Servicing Office.


     The Basic Account Value generally increases over the life of the policy, as the attained age of the insured person increases. Basic Account Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy's benefits at any time based on accepted actuarial methods and assumptions. See "How we calculate Basic Account Value" below for further details.

     Excess Value may arise from two sources. The "premium component" is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The "experience component" is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.


How we calculate Basic Account Value

     The Basic Account Value at any time is what the policy's account value would have been at that time if (1) level annual premiums (and no additional premiums) had been paid in the amount of the maximum guaranteed recalculation premium at issue and earned a constant net return of 4% per annum and (2) the cost of insurance charges had been deducted at the maximum rates set forth in the policy, and no other charges. The maximum guaranteed recalculation premium at issue is described under "Premium recalculation" and its amount is specified in each policy.

     Notwithstanding the foregoing, if there is a policy loan outstanding, the Basic Account Value will not be less than 110% of the outstanding loan. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current policy year.


Lapse

     If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a "grace period" of at least 31 days after we mail the notice to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.


Options on lapse

     If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

     Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

     The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

     You may surrender a policy that is being continued under any of these options for the option's surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.


Reinstatement

     You can still reactivate (i.e., "reinstate") a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.


Amount of required premiums

     We initially determine the amount of your scheduled premium at the time your policy is issued, in accordance with our established rules and rates. It consists of a "base policy premium" plus certain additional amounts if the insured person presents an extra mortality risk to us or if you have purchased certain additional insurance benefits. These amounts will be set forth in the "Policy Specifications" section of your policy as the components of your Required Premium.

     The "base policy premium" is the amount of the Required Premium for an insured person in the "standard" underwriting risk class who has not purchased any additional insurance benefits by rider. The base policy premium will not change until the Required Premium recalculation discussed below, or until such time as you partially surrender the policy.


Premium recalculation

     You may make a one-time request that we recalculate your base policy premium at any time not later than the policy anniversary nearest the insured person's 69th birthday (or, if later, the ninth policy anniversary). The base policy premium that results from the recalculation will apply to all periods subsequent to the recalculation. That resulting base policy premium may be higher or lower than, or the same as, the previous base policy premium. This, in turn, will determine whether the Required Premium will be higher, lower or stay the same for those subsequent periods. If your right to request a premium recalculation expires without your having exercised it, we will automatically perform the premium recalculation at the next policy anniversary.

     The premium recalculation feature makes it possible for us to set a lower base policy premium (and thus a lower Required Premium) at the time the policy is issued than would be possible without this feature. If you wish to "lock in" a base policy premium (and Required Premium) at any time prior to the feature's expiration, you can do so by requesting a premium recalculation.

     The amount of the new base policy premium after a premium recalculation depends on the insured person's sex, smoking status, attained age, the guaranteed death benefit under the policy and the account value at the close of the business day that precedes the recalculation. The new base policy premium will never exceed the policy`s "guaranteed maximum recalculation premium" based on the insured person's attained age at the time of the recalculation. The guaranteed maximum recalculation premium for each attained age will appear in the "Policy Specifications" section of your policy.

     The guaranteed maximum recalculation premium increases as the insured person's attained age increases. Accordingly, by delaying the premium recalculation, you assume the risk that the base policy premium following the recalculation will be higher than it would have been had the recalculation been performed at an earlier date. The longer the delay and the lower the policy's account value, the greater the risk. On the other hand, by postponing the premium recalculation, you may benefit from (1) a lower base policy premium prior to the recalculation and (2) a longer period to accumulate enough account value to reduce the possibility (or amount) of an increase in the base policy premium at the time of the recalculation.

     If your policy has any Excess Value at the time of the premium recalculation, the base policy premium will be less following the recalculation than it would have been had the recalculation been performed at the earliest possible date (i.e., at the time of policy issuance). Otherwise it will be more.

     As an example, consider a policy issued to a male standard risk non-smoker age 35 at issue with Death Benefit Option 1 in the amount of $100,000 and assuming current charge rates. If no premium recalculation is made at policy issuance, the base policy premium for the policy would be $900 until such time as the premium recalculation is made. Assuming that amount of premium is paid annually until the premium recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the base policy premium would be following a recalculation on the dates shown.


                               Base Policy Premium Following Recalculation
                             Assuming Hypothetical Gross Annual Rate of Return
                                                    of:
                             ------------------------------------------------
Policy Anniversary of
Premium Recalculation             0%                6%                12%
-----------------------      ------------      ------------      ------------
  0 (Issue Date) ......       $1,414.00         $1,414.00         $1,414.00
  5 ...................       $1,607.99         $1,581.92         $1,551.41
  10 ..................       $1,900.30         $1,791.31         $1,635.15
  15 ..................       $2,334.72         $2,058.15         $1,566.76
  20 ..................       $3,008.11         $2,433.77         $1,151.92
  25 ..................       $4,077.27         $2,998.48         $    0.00
  30 ..................       $5,845.15         $3,914.46         $    0.00
  35* .................       $8,404.00         $5,561.76         $    0.00


* Mandatory premium recalculation if you do not choose earlier date.

     We will make a one-time charge if the new base policy premium is less than the guaranteed maximum recalculation premium that would have applied had the recalculation been done at the time the policy was issued. The charge will not exceed 3% (currently 11/2%) of the policy's Excess Value exceeds at the time of the premium recalculation. See "Guaranteed death benefit charge".

     The amount of any account value that is considered Excess Value under your policy may increase or decrease as a result of a premium recalculation. See "Excess Value and its components" above.


Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     o by wire or by exchange from another insurance company,

   o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     o if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Servicing Office.


Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium's due date.

     (3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.

     (4) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (5) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     o The tax problem resolves itself prior to the date the refund is to be made; or

   o The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

     In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.



The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your "Guaranteed Death Benefit". In the policy, this may also be referred to as the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

   o Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

   o Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy's Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

   o Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).

     For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.


Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.


The minimum insurance amount

     In order for a policy to qualify as life insurance under federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.


Change of Sum Insured

     You may request a decrease in your Sum Insured at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request. A pro-rata portion of any contingent deferred sales charge will be deducted from your account value as a result of any such decrease.

     Under our current administrative rules, you cannot request an increase in your Sum Insured.


Change of death benefit option

     On any policy anniversary after the first, you may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.


Partial surrenders

     You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Guaranteed Death Benefit at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Required Premium for the policy will be adjusted to prospectively reflect the new Guaranteed Death Benefit. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge and any administrative surrender charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.


Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

     o Face amount increases, when and if permitted by our administrative rules

     o Change of death benefit option

     Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.


Tax consequences of coverage changes

     Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.


Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.


Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     o Option 1 - Proceeds left with us to accumulate with interest

     o Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     o Option 2B - Equal monthly payments for a specified period of time

     o Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     o Option 4 - Equal monthly payments for life with no refund

     o Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.


Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.


Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.


The account value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments." We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments".)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of charges at the policy level." We calculate the unit values for each investment account once every business day. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, which is usually the close of day-time trading on the New York Stock Exchange, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge or the guaranteed death benefit charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.


Commencement of investment performance

     All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed under "Processing Premium Payments").


Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern
Time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions. If we change any of the above rules relating to transfers, we will notify you of the change.

     Transfers out of a fixed investment option are currently subject to the following restrictions:

     o You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

   o We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

     o The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.


Limitation on number of investment options

     Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.


Surrender and partial withdrawals


Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawal

     Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, once in each policy year after the first policy year (see "Excess Value and its components"). Each partial withdrawal must be at least $1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them.


Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

   o In policy years 2 and 3-75% of that portion of your surrender value that is attributable to the variable investment options

   o In all later policy years-90% of that portion of your surrender value that is attributable to the variable investment options

     The minimum amount of each loan is $300, unless the loan is used to pay premiums. The interest charged on any loan is an effective annual rate of 5.0%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0% for the first 20 policy years and 4.5% thereafter. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.


Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

   o The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

   o The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.


Effects of policy loans

     The account value, the net cash surrender value, and any death benefit above theTotal Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").


Description of charges at the policy level


Deductions from premium payments

   o Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.


   o DAC tax charge - A charge to cover the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

   o Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premiums you pay each policy year that do not total more than the Required Premium for that policy year. We currently waive 30% of this charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either.


Deductions from account value

   o Issue charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of $20 and is deducted only during the first policy year.

   o Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $8).

   o Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Guaranteed Death Benefit and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person`s attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) If the Guaranteed Death Benefit at issue is $100,000 or more, the insured person may be eligible for the "preferred" underwriting class, which has the lowest cost of insurance charges for policies of this type. In addition, we currently apply a lower insurance charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter below what it otherwise would be, but such a reduction is not guaranteed either.

   o Guaranteed death benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Guaranteed Death Benefit. This charge is currently 1(cent) per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted. We guarantee that this charge will never exceed 3(cent) per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted.

   o Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

   o M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

   o Optional insurance benefits charges - An additional Required Premium must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

   o Premium recalculation charge - When we perform any recalculation as described in the subsection titled "Premium recalculation", we deduct a one-time charge in the amount described in that subsection.

   o Administrative surrender charge - A charge we deduct if the policy lapses or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy`s Guaranteed Death Benefit at that time. The maximum charge is $5 per $1,000 of the policy's Guaranteed Death benefit in policy years 1 through 6, $4 per $1,000 in policy years 7 and 8 and $3 per $1,000 in policy year 9. For insured persons age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four policy years. Currently a policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth policy year and is charged no more than $300 if the surrender or lapse is in the first four policy years. We may withdraw or modify these lower current charges at any time.

   o Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first thirteen policy years. A pro-rata portion of the charge is deducted in the event of a decrease in the Sum Insured. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the base policy premiums due (whether or not actually paid) on or before the date of surrender or lapse. (For this purpose base policy premiums are pro-rated through the end of the policy month in which the surrender or lapse occurs).


                                         Maximum Contingent Deferred Sales Charge
For Surrenders or                      as a Percentage of Base Policy Premiums Due
Lapses Effective During:               Through Effective Date of Surrender or Lapse
--------------------------------      ---------------------------------------------
  Policy Years 1-6 .............                          15.00%
  Policy Year 7 ................                          12.85%
  Policy Year 8 ................                          10.00%
  Policy Year 9 ................                           7.77%
  Policy Year 10 ...............                           6.00%
  Policy Year 11 ...............                           4.55%
  Policy Year 12 ...............                           2.92%
  Policy Year 13 ...............                           1.54%
  Policy Year 14 and Later .....                              0%

    The amount of the CDSC is calculated on the basis of the base policy premium for the attained age of the insured person at the time the policy is issued. The base policy premium that we use to compute the CDSC is not affected by (1) any recalculation of the type referred to under "Premium recalculation", or (2) the non-mandatory character of any Required Premium due to Excess Value in the policy on that premium's due date. The CDSC, as reflected in the above table, reaches its maximum at the end of the sixth policy year and is reduced in each policy year thereafter until it reaches zero in policy year 14. At issue ages higher than 54, the maximum is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

   o Partial withdrawal charge - A charge of $20 for each partial withdrawal of Excess Value to compensate us for the administrative expenses of processing the withdrawal.


Additional information about how certain policy charges work


Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level".) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.


Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. For example, if you paid a Required Premium of $1,000 in each of the first two policy years, you would pay total premium sales charges of $100. If instead you paid $2,000 (i.e., two times the Required Premium amount) in the first policy year, you would pay total premium sales charges of only $50. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences".) On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.


Method of deduction

     We deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.


Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.


Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.


Description of charges at the fund level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the Fee Tables section) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


Other policy benefits, rights and limitations


Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

   o Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person's spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

   o Children's Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person`s 65th birthday, (iv) election to convert to permanent coverage on the child's 18th birthday, or (v) the child`s 22nd birthday. Since we don't know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

   o Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person`s death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

   o Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy's annual Required Premium.

   o Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 22nd birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy's annual Required Premium.


Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes." No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.


Procedures for issuance of a policy

     Generally, the policy is available with a minimum Guaranteed Death Benefit at issue of $50,000. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards."

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     o The policy is delivered to and received by the applicant.

     o At least the first Required Premium is received by us.

     o Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.


Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.


Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.


Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.


Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the federal tax laws and is in compliance with any changes in federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     o Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     o Combining or removing investment options

     o Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term "you" appears in this prospectus, we've assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     o Determine when and how much you invest in the various investment options

     o Borrow amounts you have in the investment options

     o Withdraw any amount we consider to be "Excess Value" in your policy

     o Change the beneficiary who will receive the death benefit

     o Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     o Reduce the amount of insurance by surrendering part of the policy

     o Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.


Policy cancellation right

     You have the right to cancel your policy within the latest of the following periods:

     o 10 days after you receive it (this period may be longer in some states);

     o 10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

     o 45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.


Reports that you will receive

     At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

     Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.


Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds


General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.


Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.


Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.


Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.


Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.


How do you communicate with us?


General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you, except as discussed below under "Telephone Transactions." They include the following:

     o loans

     o surrenders (including partial surrenders) or partial withdrawals

     o change of death benefit option

     o change of beneficiary

     o election of payment option for policy proceeds

     o tax withholding elections

     o election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     o transfers of account value among investment options

     o change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person`s death and related documentation to our Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.


Telephone and facsimile transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.


Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Through JH Distributors, John Hancock pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of charges at the policy level".)

     A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.


Standard compensation

     The compensation paid to sales representatives may vary depending on the selling agreements, but commissions for sale of the policies (not including riders) are not expected to exceed 50% of the base policy premiums paid in the first policy year, 8% of such premiums paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of the base policy premium in any policy year is 3%. The amount and timing of this compensation may differ among sales representatives, but would not be expected to materially exceed the foregoing schedule on a present value basis.


Additional compensation and revenue sharing

     To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and is affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

     These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Differential compensation

     Compensation negotiated and paid by JHVLICO pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.


Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

     The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangment, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advise on the tax attributes of the particular arrangement.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. (See "Other policy distributions" below.) Amounts you borrow are generally not taxable to you. (See "Policy loans" below.)

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)


Policy death benefit proceeds

     We expect the policy to receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with Section 7702.

     If the policy complies with Section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under
Section 101 of the Code.


Other policy distributions

     Increases in policy value as a result of interest or investment experience will not be subject to federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner in order for the policy to continue to comply with the Section 7702 definitional limits. Changes that reduce benefits include partial withdrawals and death benefit option changes. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in Section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocabale trust, the death benefit will be includible in his or her estate for purposes of the federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the account value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.


Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds` prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.


7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

   o First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

   o Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

   o Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     o is made on or after the date on which the policy owner attains age
591/2;

     o is attributable to the policy owner becoming disabled; or

    o is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

     Moreover, if benefits under a policy are reduced (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.


Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.


Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.


Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under life insurance policy issued by a United States company is U.S.-source income that is subject to United States federal income tax.


Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.


Financial statements reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.


Independent registered public accounting firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account V of John Hancock Variable Life Insurance Company at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.


              JHVLICO SERVICING OFFICE
       Express Delivery              Mail Delivery
       Life Operations               P.O. Box 111
  197 Clarendon Street, C-6        Boston, MA 02117
       Boston, MA 02117
            Phone:                       Fax:
        1-800-732-5543               617-572-1571

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.












1940 Act File No. 811-5290 1933 Act File No. 33-75610